SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 7, 2004
                                  -----------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              CINEMAELECTRIC, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)

        Utah                      000-32205                 87-0666021
        ----                      ---------                 ----------
   (State or other           (Commission File No.)     (IRS Employer I.D. No.)
     Jurisdiction)

                       1201 W. Fifth Street, Suite M-130
                         Los Angeles, California 90017
                         -----------------------------
                    (Address of Principal Executive Offices)

                                 (213) 534-3400
                                 --------------
                         (Registrant's Telephone Number)


                             BRENEX OIL CORPORATION
          (Former name or former address, if changed since last report)


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Item 4. Change in Registrant's Certifying Accountant

            At a meeting held on May 7, 2004, CinemaElectric's board of directors appointed Weinberg & Company as CinemaElectric's independent auditors and determined to discontinue the engagement of Stonefield Josephson, Inc. Stonefield Josephson, Inc. was engaged to audit CinemaElectric's financial statements for the year ended December 31, 2003 to be included in its form 10KSB and to audit CinemaElectric, Inc.'s financial statements for the years ended December 31, 2002 and 2001 and for the period from (inception) July 1999 to December 31, 2003 to be included in a Form 8K/A filing. Stonefield Josephson, Inc. never issued a report on the financial statements or completed its audits of CinemaElectric. With respect to CinemaElectric's books, records and other documentation which Stonefield Josephson, Inc. had the opportunity to review, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield Josephson, Inc.'s satisfaction, would have caused it to make reference to the subject of that disagreement in any reports on the Company's financial statements had it issued such reports. However, Stonefield Josephson, Inc. cannot state that, with respect to the information which it had not yet reviewed, there would have been no disagreements with CinemaElectric on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield Josephson, Inc.'s satisfaction, would have caused it to make reference to the subject of that disagreement in any reports on the Company's financial statements had it issued such reports.

            CinemaElectric did not consult Weinberg & Company with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-B.

            CinemaElectric has provided a copy of this disclosure to Stonefield Josephson, Inc. in compliance with the provisions of Item 304(a)(3) of Regulation S-B. and has requested that it provide Cinema Electric with a letter to the Securities and Exchange Commission affirming the information contained in this Item 4. However, CinemaElectric has not received this letter, and Stonefield Josephson, Inc. has not affirmed this information. If CinemaElectric receives such an affirmation from Stonefield Josephson, Inc., it will be filed as an exhibit to an amendment to this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CINEMAELECTRIC, INC.

Date: May 14, 2004                               /s/ James F. Robinson
                                                  ---------------------
                                                  James F. Robinson
                                                  Director, CEO and President